                     OPPENHEIMER CONVERTIBLE SECURITIES FUND
                      Supplement dated July 23, 2004 to the
                       Statement of Additional Information
                             dated February 24, 2004

This supplement amends the Statement of Additional Information ("SAI")of the
Fund and is in addition to any existing supplements to the Fund's SAI:

The following is added as the fourth bullet under "Other Investment Restrictions
- Does the Fund Have Any Restrictions That Are Not Fundamental?" on page 16:

     o    The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on  sub-paragraph  (F) or (G) of section  12(d)(1) of the Investment
          Company Act.

July 23, 2004                                                    345PX010